UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 21, 2007

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the registrant’s 8-K originally filed on February 27, 2007 is being filed to add as exhibits the 2007-2009 Restricted Share Unit Program and the Form of Restricted Share Units and Dividend Equivalent Rights Award Agreement. All other items of the original 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Share Award Agreement under Pennsylvania Real Estate Investment Trust’s 2003 Equity Incentive Plan (filed with PREIT’s Current Report on Form 8-K filed on February 27, 2007).

10.2	Pennsylvania Real Estate Investment Trust 2007-2009 Restricted Share Unit Program (Established under the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan)

10.3	Form of Restricted Share Units and Dividend Equivalent Rights Award Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: July 25, 2007	By:	/s/ Edward A. Glickman
Edward A. Glickman
President and Chief Operating Officer

EXHIBIT INDEX

10.1	Form of Restricted Share Award Agreement under Pennsylvania Real Estate Investment Trust’s 2003 Equity Incentive Plan (filed with PREIT’s Current Report on Form 8-K filed on February 27, 2007).

10.2	Pennsylvania Real Estate Investment Trust 2007-2009 Restricted Share Unit Program (Established under the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan)

10.3	Form of Restricted Share Units and Dividend Equivalent Rights Award Agreement.

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